UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

THE BANK OF NEW YORK MELLON CORPORATION

(Exact Name of Registrant as Specified In Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35651 (Commission File Number)	13-2614959 (I.R.S. Employer Identification No.)

225 Liberty Street, New York, New York	10286
(Address of principal executive offices)	(Zip Code)

(212) 495-1784
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 19, 2017, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the fourth quarter of 2016. BNY Mellon previously furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K, dated January 19, 2017, pursuant to General Instruction B.2 of Form 8-K. A version of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the press release to BNY Mellon's website, http://www.bnymellon.com, shall not be deemed to include the contents of the website in the press release or in this Form 8-K. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 that state that this Current Report on Form 8-K is incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	The Bank of New York Mellon Corporation Earnings Release dated January 19, 2017, announcing financial results for the fourth quarter of 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: January 30, 2017	By:	/s/ Craig T. Beazer
Name: Craig T. Beazer
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Bank of New York Mellon Corporation Earnings Release dated January 19, 2017, announcing financial results for the fourth quarter of 2016.